Exhibit 99.1

Singular Genomics Reports Instrument Shipments and Preliminary Unaudited Fourth Quarter 2022 Revenue

San Diego, CA, January 9, 2023 – Singular Genomics Systems, Inc. (Nasdaq: OMIC), a company leveraging novel next-generation sequencing (NGS) and multiomics technologies to empower researchers and clinicians, today announced instrument shipments and preliminary unaudited fourth quarter 2022 revenue.

The company shipped five G4 instruments through December 31, 2022 and recognized approximately $700 thousand in preliminary unaudited revenue during the fourth quarter 2022 for those instruments that met revenue recognition criteria.

“We are pleased to have finished the year on a strong note. We executed to our plan in Q4, shipping several G4 systems which are now installed and running in customer labs,” said Drew Spaventa, Chairman and Chief Executive Officer. “In 2023, we will remain focused on scaling production of G4 instruments, expanding our customer base, and advancing development of our product roadmap.”

Singular Genomics plans to release its full fourth quarter and full year 2022 financial results in March 2023.

About Singular Genomics Systems, Inc.

Singular Genomics is a life science technology company that develops next-generation sequencing and multiomics technologies. The commercially available G4 Sequencing Platform is a powerful, highly versatile benchtop genomic sequencer designed to produce fast and accurate results. In development, the PX system leverages Singular’s proprietary sequencing technology, applying it as an in-situ readout to look at RNA and proteins in single cells and tissue. With these products, Singular Genomics’ mission is to empower researchers and clinicians to advance science and medicine.

Forward-Looking Statements

Certain statements contained in this press release, other than historical information, constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include and are not limited to statements regarding: (i) our preliminary revenue estimate for fiscal 2022; (ii) our ability to successfully manufacture and commercialize the G4 in accordance with our timelines, objectives and specifications; (iii) the market opportunities for our product offerings; and (iv) the ability of our product offerings to successfully compete with existing and new products offered by our competitors. Any such forward-looking statements are based on our management’s current expectations and are subject to risks and uncertainties that could cause our actual future results to differ materially from our management’s current expectations or those implied by our forward-looking statements. These risks and uncertainties include and are not limited to the following: (i) our preliminary revenue estimate for fiscal 2022 is subject to material changes and adjustments as we complete our financial closing procedures and our financial statements are reviewed by our outside auditors; (ii) we have incurred significant losses since inception, we expect to incur significant losses in the future and we may not be able to generate sufficient revenue to to support our business plans and future operations; (iii) we have very little history manufacturing and commercializing our products or technology; (iv) the life sciences technology market is highly competitive, and if we fail to compete effectively, our business and operating results will suffer; (v) if we are sued for infringing, misappropriating or otherwise violating intellectual property rights of third parties, such litigation could be costly and time consuming and could prevent or delay us from developing or commercializing our products; (vi) if our products fail to achieve early customer and scientific acceptance, we may not be able to achieve broader market acceptance for our products, and our revenues and prospects may be harmed; (vii) we expect to be highly dependent upon revenue generated from the sale of the G4 and planned PX, and any delay or failure by us to successfully manufacture and commercialize the G4 and planned PX could have a substantial adverse effect on our business and results of operations; and (viii) the COVID-19 pandemic and recent macroeconomic conditions have adversely impacted, and may continue to materially and adversely impact, our business, operations and product manufacturing and commercialization objectives. These and other risk factors that may affect our future results of operations are identified and described in more detail in our most recent filings on Forms 10-K and 10-Q and in other filings that we make with the SEC from time to time, including our Quarterly Report on Form 10-Q for the period ended September 30, 2022, filed with the SEC on November 7, 2022. Accordingly, you should not rely on forward-looking statements as predictions of future events or our future performance. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Investor Contact

Matt Clawson

949-370-8500

ir@singulargenomics.com

Media Contact

Dan Budwick, 1AB

973-271-6085

dan@1abmedia.com